EXHIBIT 10.1


                               NTL INCORPORATED
                            1993 STOCK OPTION PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JUNE 3, 1997)


1.   PURPOSE; CONSTRUCTION.

     This NTL Incorporated 1993 Stock Option Plan, as amended and restated effective June 3, 1997 (the "Plan"), is intended to encourage stock ownership by employees of NTL Incorporated (the "Corporation") and its divisions and subsidiary and parent corporations and other affiliates, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees and directors (who are employees) to remain in the employ of the Corporation or its affiliates and to put forth maximum efforts for the success of the business. It is further intended that options ("Options") granted by the Committee pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the "Code"), and options granted by the Committee pursuant to Section 7 of this Plan shall constitute "nonqualified stock options" ("Nonqualified Stock Options")

2.   DEFINITIONS.

     As used in this Plan, the following words and phrases shall have the meanings indicated;

          (a) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (b) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (c) "FAIR MARKET  VALUE" per share as of a particular  date shall mean
     (i) if the shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market on such date or on the last preceding date on which there was a sale of Common Stock in such market, (ii) if the shares of Common Stock are then admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, or if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share on such


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     date or on the last preceding date on which there was a sale of such Common
     Stock on such exchange, or (iii) if the shares of Common Stock are not then traded in an over-the-counter market, admitted to quotation on NASDAQ or other comparable quotation system, or listed on a national securities exchange, such value as the Committee in its discretion may determine.

          (d) "OPTIONEE" shall mean a person who has been granted an Option under the Plan.

          (e) "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (f) "RULE 16b-3" shall mean Rule 16b-3 promulgated under Section 16 of the Exchange Act (or any other comparable provisions in effect at the time or times in question)

          (g) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (h) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary Corporations.

3.   ADMINISTRATION.

     The Plan shall be administered by the Compensation and Option Committee of the Corporation's Board of Directors or such other committee appointed either by the Board of Directors of the Corporation (the "Board") or by such Compensation and Option Committee (the "Committee"); provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a subcommittee of a committee of the Board


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composed solely of two or more " non-employee  directors," within the meaning of
Rule 16b-3, appointed by the Board or by the Compensation and Option Committee of the Board, or by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3, as a result of the recusal of those members who do not qualify as non-employee directors; and, provided further, to the extent determined necessary to satisfy the requirements for the exception for qualified performance- based compensation under Section 162(m) of the Code and the treasury regulations thereunder, action by the Committee may be by a committee comprised solely of two or more "outside directors, " within the meaning of Section 162(m) of the Code and the treasury regulations thereunder,
appointed  by  the  Board  or  by  the   Compensation   and  Option   Committee.
Notwithstanding anything in the Plan to the contrary, and to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to a grant hereunder (and, as applicable, with respect to the disposition to the Corporation of a security hereunder), or as otherwise determined advisable by the Committee, the terms of such grant and disposition under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to make grants under the Plan, including, but not limited to, the authority of the Committee to make grants qualifying for the performance-based compensation exception under Section 162(m) of the Code and the treasury regulations thereunder.

     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may


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have under the Plan.

     The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee may be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.   ELIGIBILITY.

     Options may be granted (i) to employees (including, without limitation, officers and directors who are employees) of the Corporation, its present or future divisions and Subsidiary Corporations and Parent Corporations and (ii) in the case of Nonqualified Stock Options, also to employees of an affiliated entity of the Corporation (an "Affiliated Entity") which is designated by the Board to participate in the Plan. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5.   STOCK.

     The stock subject to Options hereunder shall be shares of the Corporation's Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 6,653,333. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 8(j) hereof.


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     In the event  that any  outstanding  Option  under the Plan for any  reason expires or is canceled, surrendered or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan. Notwithstanding the foregoing, the expiration, cancellation, surrender or termination of an Option, to the extent consistent with Section 162(m) of the Code and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on the maximum number of shares, as provided in Section 8(f), that may be purchased in connection with Options granted under the Plan with respect to any individual.

6.   INCENTIVE STOCK OPTIONS.

     Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

          (a) VALUE OF SHARES. Any options granted as Incentive Stock Options shall be traded as Nonqualified Stock Options to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which such Options granted under this Plan and all other option plans of the Corporation and any Parent or Subsidiary Corporation which would become exercisable for the first time by such Optionee during any calendar year exceeds $100, 000.

          (b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (I) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five
     (5) years from the date of grant of such Incentive Stock Option.

7.   NONQUALIFIED STOCK OPTIONS.

     Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.


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8.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option granted pursuant to the Plan shall be evidenced by a written agreement (an "Option Agreement") between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

          (b) TYPE OF OPTION. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, constitutes a Nonqualified Stock Option.

          (c) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of Incentive Stock Options, shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option, and which, in the case of Nonqualified Stock Options, shall be determined by the Committee. The Option Price shall be subject to adjustment as provided in
     Section 8(i) hereof. An Option shall be considered to be granted on the later of the date the Committee adopts a resolution expressly granting such Option or the date the Plan is approved by the Stockholders of the Company.

          (d) MEDIUM AND TIME OF PAYMENT. Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the Option Agreement, which may include cash (including cash equivalents, such as by certified or bank check payable to the Corporation), delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, a permissible transferee (as provided in Section 8 (i) ) for at least six months, any other manner permitted by law as determined by the Committee, or any combination of the foregoing.

          (e) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion,


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     deems appropriate; and further provided, however, this such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 8(g) and 8(h) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individual(s) as the Committee may from time to time designate.

          (f) LIMITATION ON AWARDS. Commencing with the 1996 calendar year, grants of options under the Plan to any individual in any calendar year shall be limited to Options to purchase no greater than 300,000 shares of Common Stock.

          (g)  TERMINATION.  Except  as  provided  in this  Section  8(g) and in
     Section 8(h) hereof, an Option may not be exercised by the Optionee to whom it was granted or by a transferee to whom such Option was terminated (as provided in Section 6(j)) unless the Optionee is then in the employ of the Corporation or a division or any corporation which was, at the time of grant of such Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which
     Section 424(a) of the Code applies) or an affiliated entity, and unless the Optionee has remained continuously so employed since the date of grant of the Option. In the event that the employment of an Optionee shall terminate (other than by reason of death, Disability or, in the case of Non-qualified Stock Options, retirement), all Options granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)) that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by a transferee within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 8 (i) ) shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions, Parent or Subsidiary Corporations or Affiliated entities or interfere in any way with the right of the Corporation or any such division, Parent or Subsidiary Corporation or affiliated entity to terminate such employment.

          (h) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while employed by the Corporation or a


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     division thereof or any corporation which was, at the time of grant of such
     Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which Section 424 (a) of the Code applies) or an Affiliated Entity, or within three (3) months after the termination of such Optionee' s employment, other than for cause, or if the Optionee's employment shall terminate by reason of Disability or, in the case of Nonqualified Stock Options, retirement, all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)), to the extent otherwise exercisable at the time of death or termination of employment, may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, or by a transferee (as provided in Section 8 (i) ), at any time within one year after the date of death, Disability or retirement of the Optionee.

          (i) NONTRANSFERABILITY OF OPTIONS. Except as provided in this Section 8(i), no Option granted hereunder shall be transferable by the Optionee to whom granted, other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. To the extent the Option Agreement so provides, and subject to such conditions as the Committee may prescribe, an Optionee may, upon providing written notice to the General Counsel of the Corporation, elect to transfer the Nonqualified Stock Options granted to such Optionee pursuant to such agreement, without consideration therefor, to members of his or her "immediate family" (as defined below), to a trust or trusts maintained solely for the benefit of the Optionee and/or the members of his or her immediate family, or to a partnership or partnerships whose only partners are the Optionee and/or the members of his or her immediate family. Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this
     Section 8(1) shall be void and unenforceable against the Plan and the Corporation. For purposes of this Section 8(i), the term "immediate family" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren, and such other persons as may be determined by the Committee. The terms of any such Option and the Plan shall be binding upon a permissible transferee, and the beneficiaries, executors, administrators, heirs and successors of the Optionee and, as applicable, a permissible


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     transferee.

          (j) EFFECT OF CERTAIN CHANGES.

               (1) If there is any change in the number of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, or other corporate transactions affecting the capitalization of the Corporation, the aggregate number of shares of Common Stock available for Options, the aggregate number of shares of Common Stock available for distribution under the Plan to any single individual with respect to Options granted hereunder, the number of such shares covered by outstanding Options, and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be rounded to the nearest whole share. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Corporation's shareholders, the Committee may equitably adjust outstanding Options as it deems appropriate.

               (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options (unless earlier terminated in accordance with their terms) as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that


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          failure to provide  such  notice  shall not  invalidate  or affect the action with respect to which such notice was required.

               (3) If while unexercised Options remain outstanding under the Plan --

                    (i) any corporation,  person or other entity (other than the
               Corporation) makes a tender or exchange offer for shares of the Common Stock pursuant to which purchases are made ("Offer"), or

                    (ii) the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                    (iii) the  "beneficial  ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 15% of the combined voting power of the Corporation is acquired by any "person" as defined in section 13(d) and 14(d) of the Exchange Act, or

                    (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date") , all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such


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          transaction, and the price thereof.

               (4) Paragraphs (2) and (3) of this Section 8(j) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof, receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

               (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               (7) Except as hereinbefore expressly provided in this Section 8(j), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          (k) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(j) hereof.

          (1) RIGHTS AS AN EMPLOYEE. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Optionee any right to continue in the employ of the Corporation or affect the right of the Corporation to terminate the employment of any Optionee at any time with or without cause.

          (m) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

9.   AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES.

     If the Committee shall so require, as a condition of exercise, each Optionee shall agree that --

          (a) no later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

          (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local and employment taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.

10.  TERM OF PLAN.

     Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

11.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that no amendment that requires stockholder approval under applicable Delaware law, under the rules or regulations of any securities exchange or regulatory agency, or in order for the Plan to continue to comply with Rule 16b-3 or, if applicable, to comply with the exception for qualified performance-based compensation under Code Section 162
(in) , or in order for Options intended to constitute Incentive Stock Options to satisfy the requirements of Section 422 of the Code shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Corporation. Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee or, as applicable, a permissible transferee (as provided in Section 8(i)) is obtained.

12.  INTERPRETATION.

     The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, Sections 162(m) and 422 of the Code, and all provisions hereof shall be construed in a manner to so comply.

13.  APPROVAL AND RATIFICATION BY STOCKHOLDERS.

     The Plan shall take effect as set forth in Section 16 upon its adoption by the Board of Directors, but shall be subject to its approval and ratification by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval and ratification must occur within twelve months after the date that the Plan is adopted by the Board.

14.  EFFECT OF HEADINGS.

     The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

15.  GOVERNING LAW.

     The Plan shall be governed by the laws of the State of Delaware.

16.  EFFECTIVE DATE OF PLAN.

     The effective date of the Plan is the date the Plan is adopted by the Board.

                                NTL INCORPORATED
                  1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                (AS AMENDED AND RESTATED EFFECTIVE JUNE 3, 1997)


1.   PURPOSE; CONSTRUCTION.

     The purpose of this NTL Incorporated 1993 Non-Employee Directors Stock Option Plan, as amended and restated effective June 3, 1997 (the "Plan"), is to encourage stock ownership by non-employee directors of NTL Incorporated (the "Corporation") in order to increase their identification with the interests of the Corporation's shareholders, and to encourage such directors to remain in the service of the Corporation and to put forth maximum efforts for the success of the business.

2.   DEFINITIONS.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "BOARD" shall mean the Board of Directors of the Corporation.

     (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Corporation.

     (d) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (e) "FAIR MARKET VALUE" per share as of a particular date shall mean (i) if the Common Stock is then traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Stock in such over-the-counter market on such date or on the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the Common Stock is then admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and has been designated as a National Market System ("NMS") security, or if the Common Stock is then listed on a national securities exchange, the closing sales price per share on such date or on the last preceding date on which there was a sale of such Common Stock on such exchange, or (iii) if the Common Stock is not then traded in an over-the-counter market, admitted to quotation on NASDAQ or other comparable quotation system, or listed on a national securities exchange, such value as the Committee in its discretion may determine.

     (f) "OPTION" shall mean a stock option granted pursuant to the Plan.

     (g) "OPTIONEE" shall mean a person to whom an Option has been granted under the Plan.

3.   ADMINISTRATION.

     The Plan shall be administered by the Compensation and Option Committee (the "Committee") established by the Board.

     The Committee shall have the powers vested in it by the terms of the Plan, such powers to include the authority to prescribe the form of the agreements embodying awards of Options made under the Plan. The Committee shall, subject to and not inconsistent with the express provisions of the Plan, have the authority to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee may be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.   ELIGIBILITY.

     Each member of the Board who is not an employee of the Corporation or any of its affiliates (a "Non-Employee Director") shall be granted Options in accordance with Section 6 hereof. The adoption of this Plan shall not be deemed to give any director any right to be granted an Option to purchase shares of Common Stock, other than in accordance with the terms of this Plan.

5.   STOCK.

     The stock subject to Options granted hereunder shall be shares of the Corporation's Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 320,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 6(k) hereof.

     In the event that any outstanding Option under the Plan for any reason expires or is cancelled, surrendered or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

6.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Corporation and the Optionee in such form as the Committee shall prescribe from time to time, which agreement shall comply with and be subject to the following terms and conditions:

     (a) INITIAL FORMULA GRANTS. On May 26, 1993 the ("Initial Grant Date"), each Non-Employee Director as of such date shall be granted automatically, without action by the Committee, an Option to purchase 34,667 shares of Common Stock. In addition, each Non-Employee Director who, after the Initial Grant Date but prior to June 3, 1997, is elected to the Board for the first time will, at the time such Director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 34,667 shares of Common Stock.

     (b) FORMULA GRANTS TO CONTINUING DIRECTORS. On the date of each of the first, second and third annual meetings of stockholders at least six months subsequent to the Initial Grant Date, each continuing Director (i.e., a Non-Employee Director not being elected by stockholders for the first time) will be granted automatically, without action by the Committee, an Option to purchase 1,333 shares of Common Stock.

     (c) DISCRETIONARY GRANTS. After the third annual meeting of stockholders at least six months subsequent to the Initial Grant Date, the remaining options available for grant under this plan shall be granted to the Non-Employee Directors in the amounts and on such date as determined by the Committee or by the Board of Directors.

     (d) TYPE OF OPTION. Each Option granted under the Plan shall be a stock option which is not intended to qualify as an "incentive stock option" under
Section  422 of the Code.

     (e) OPTION PRICE. The Option Price of each Option granted under the Plan shall be equal to one hundred percent (100%) of the Fair Market Value of the shares of Common Stock subject to such Option on the date of grant thereof. The Option Price shall be subject to adjustment as provided in Section 6(k) hereof.

     (f) MEDIUM AND TIME OF PAYMENT. Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price may be made in cash (including cash equivalents, such as by certified or bank check payable to the Corporation), by delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, a permissible transferee (as provided in Section 6(j)) for at least six months, or in any combination of the foregoing.

     (g) TERM AND EXERCISE OF OPTIONS. Options granted under the Plan shall become exercisable as to twenty percent (20%) of the shares subject thereto on the date of grant thereof and as to an additional twenty percent (20%) of the shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant thereof. An Option shall be exercisable for a period of ten (10) years from the date of grant of such Option; provided, however, that, except as provided in this Section 6(g), the exercise period shall be subject to earlier termination as provided in Sections 6(h) and 6(i) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee, or to such individual(s) as the Committee may from time to time designate. Notwithstanding anything in the Plan to the contrary, in the case of the termination of service of an Optionee as a director, the Committee or, to the extent determined necessary to satisfy the requirements for an exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board, in its sole discretion, may determine that all or a portion of the Options that are then held by the Optionee (or, as applicable, by a permissible transferee of such Options (as provided in Section 6(j)) shall, to the extent not then exercisable, become exercisable in accordance with the first sentence of this Section 6(g) or as provided in
Section 6(k) and that all or a portion of the Options held by the Optionee or by a transferee at the time of the Optionee's termination of service may be exercised by the Optionee or, as applicable, by a transferee (or, as applicable, by their beneficiaries, executors, administrators, heirs and successors) during such period as determined by the Committee (or, as applicable, the Board), provided that such period shall terminate no earlier than the end of the exercise period that otherwise would apply under Section 6(h) or Section 6(i) following such termination of service under the Plan and no later than the end of the applicable Option term.

     (h) TERMINATION. Except as provided in this Section 6(h) and in Section 6(i) hereof, an Option may not be exercised by the Optionee to whom it was granted or by a transferee to whom such Option was transferred (as provided in
Section 6(j)) unless the Optionee is then in service as a director of the Corporation and unless the Optionee has remained continuously in the Corporation's service as a director since the date of grant of the Option. In the event that the service of an Optionee as a director shall terminate (other than by reason of death, Disability or retirement), all Options granted to such Optionee or transferred by such Optionee (as provided in Section 6(j)) that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by a transferee within three (3) months after such termination; provided, however, that if the service of an Optionee as a director of the Corporation shall terminate for cause, all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 6(j)), shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in service as a director of the Corporation or interfere in any way with the right of the Corporation to terminate such service.

     (i) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while in service as a director of the Corporation or within three (3) months after the termination of such Optionee's service, other than for cause, or if the Optionee's service as a director shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 6(j)), to the extent otherwise exercisable at the time of death or termination of service, may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, or by a transferee at any time within one year after the date of death, Disability or retirement of the Optionee.

     (j) NONTRANSFERABILITY OF OPTIONS. Except as provided in this Section 6(j), no Option granted hereunder shall be transferable by the Optionee to whom granted, other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. To the extent the Option Agreement so provides, and subject to such conditions as the Committee may prescribe (provided such prescription of conditions does not cause the acquisition or disposition of securities hereunder to fail to qualify for an exemption under Section 16(b) of the Exchange Act), an Optionee may, upon providing written notice to the General Counsel of the Corporation, elect to transfer the stock options granted to such Optionee pursuant to such agreement, without consideration therefor, to members of his or her "immediate family" (as defined below), to a trust or trusts maintained solely for the benefit of the Optionee and/or the members of his or her immediate family, or to a partnership or partnerships whose only partners are the Optionee and/or the members of his or her immediate family. Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this Section 6(j), shall be void and unenforceable against the Plan and the Corporation. For purposes of this Section 6(j), the term "immediate family" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren, and such other persons as may be determined by the Committee. The terms of any such Option and the Plan shall be binding upon a permissible transferee, and the beneficiaries, executors, administrators, heirs and successors of the Optionee and, as applicable, a permissible transferee.

     (k) EFFECT OF CERTAIN CHANGES. (1) If there is any change in the number of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, the aggregate number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the exercise price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be rounded to the nearest whole share. In the event of any other extraordinary corporate transaction, including, but not limited to, distributions of cash or other property to the Corporation's shareholders, the Committee shall equitably adjust outstanding Options to preserve, but not increase, the benefits of such Options.

          (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee shall provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares, of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation.

          (3) If while unexercised Options remain outstanding under the Plan--

               (i) any corporation, person or other entity (other than the Corporation) makes a tender or exchange offer for shares of Common Stock pursuant to which purchases are made ("Offer"), or

               (ii) the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

               (iii) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 15% of the combined voting power of the Corporation is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act, or

               (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof.

          (4) Paragraphs (2) and (3) of this Section 6(k) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee shall provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

          (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          (7) Except as hereinbefore expressly provided in this Section 6(k), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation


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     or spinoff of assets or stock of another corporation;  and any issue by the
     Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     (l) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(k) hereof.

     (m) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option, unless the inclusion of such provisions would cause the acquisition or disposition of shares of Common Stock in connection with such Option Agreements to fail to qualify for an exemption from Section 16(b) of the Exchange Act.

7.   TERM OF PLAN.

     Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

8.   AMENDMENT AND TERMINATION OF THE PLAN.

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that no amendment that requires stockholder approval under applicable Delaware law, under the rules or regulations of any securities exchange or regulatory agency, or in order for the Plan to continue to comply with Rule 16b-3 (as promulgated under Section 16(b) of the Exchange Act) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Corporation. Except as provided in
Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee or, as applicable, a permissible transferee (as provided in Section 6(j)) is obtained.


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9.   APPROVAL AND RATIFICATION BY STOCKHOLDERS.

     The Plan shall take effect as set forth in Section 12 upon its adoption by the Board of Directors, but shall be subject to its approval and ratification by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval and ratification must occur within twelve months after the date that the Plan is adopted by the Board.

10.  EFFECT OF HEADINGS.

     The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

11.  GOVERNING LAW.

     The Plan shall be governed by the laws of the State of Delaware.

12.  EFFECTIVE DATE OF PLAN.

     The effective date of the Plan is the date the Plan is adopted by the Board.


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